EXHIBIT 99.2

CEDAR HILL CAPITAL PARTNERS ONSHORE,LP
CEDAR HILL CAPITAL PARTNERS OFFSHORE Ltd
c/o Cedar Hill Capital Partners LLC
445 Park Avenue,5th Floor
New York, New York 10022

June 30, 2009

Raptor Networks Technology, Inc.
1508 S. Grand Avenue
Santa Ana, California 92705

Re:           Waiver of Interest Payment

Ladies and Gentlemen:

Reference is hereby made to (i) those certain Senior Secured Convertible Notes, dated as of January 19, 2007 and August 1, 2007 (the “Notes”), by Raptor Networks Technology, Inc., a Colorado corporation (the “Company”) in favor of Cedar Hill Capital Partners Onshore, LP and Cedar Hill Capital Partners Offshore, Ltd. (“Investors”) and (ii) that certain Securities Purchase Agreement, dated July 28, 2008, by and among the Company, the Investor and the other investors party thereto (the “2008 Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Notes.

The Investors hereby agree that, notwithstanding anything contained in Sections 2 and 26(b) of the Notes, the Investors shall grant the Company a limited waiver by which  the Interest otherwise due under the Notes for the quarterly period ending June 30, 2009 in the amount of $19,046 shall, instead of being paid in cash by the Company as required under the Notes, be added to and become a part of the Principal and, accordingly, shall bear Interest and be repaid as provided in the Notes. The total amount of interest of $19,046 as mentioned before breaks out as follows:

Cedar Hill Capital Partners Onshore, LP: interest  re 1/19/07 note  amounts to $3,313 and interest re 8/1/07 note amounts to $6,391; totaling  $9,704 for Onshore for both Notes.

Cedar Hill Capital Partners Offshore Ltd.: interest re 1/19/07 note amounts to $2,822 and interest re 8/1/07 note amounts to $6,520; totaling $9,342 for Offshore for both Notes.

This waiver shall become effective upon the execution and delivery of this waiver by the parties hereto and the execution and delivery of waivers from the Company and any other holders of Existing Notes and New Notes in the form of this waiver (such date, the “Effective Date”).

  Except as modified by the provisions hereof, the Notes will remain in full force and effect in accordance with its terms. Except as set forth herein, the execution of this waiver and any discussions, negotiations, correspondence and other communications, drafts of documents and meetings among the parties hereto do not represent and shall not be construed or relied upon as being (i) a waiver of or prejudicial to any rights the parties may have or (ii) a waiver of the parties' rights under any statute or under any applicable law, or (iii) an admission or declaration against interest by either party hereto.

This waiver may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and be effective as of the date written above; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

If any provision of this waiver is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this waiver so long as this waiver as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provisions(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

All questions concerning the construction, validity, enforcement and interpretation of this waiver shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this waiver and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY. This waiver may only be amended, modified and supplemented by written agreement of the parties hereto.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

On or before 8:30 a.m., New York City time, no later than the third Business Day following the date of this waiver, the Company shall file a Current Report on Form 8-K describing the terms of this waiver in the form required by the 1934 Act and attaching this waiver, as an exhibit to such filing (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

The obligations of the Investor under any Transaction Document or this waiver are several and not joint with the obligations of any other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document or this waiver.  Nothing contained herein or in any other Transaction Document or this waiver, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or the this waivers. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this waiver or out of any other Transaction Documents or this waiver, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any amendment, settlement or waiver (each a “Settlement Document”) relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this waiver shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document.  Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Holder may reasonably request to further effectuate the foregoing.

For purpose of clarity, neither this Waiver nor any of the transactions contemplated hereby will result in the vesting of any shares or the triggering of any anti-dilution provisions under any warrants issued by the Company that are held by the Investor or any of its affiliates.

[SIGNATURES APPEAR ON THE NEXT PAGE]

If this waiver accurately reflects the understanding and agreement of the Company, please sign below and return an executed copy of this waiver to the undersigned.

Very yours,

CEDAR HILL CAPITAL PARTNERS ONSHORE, LP.

By:      CEDAR HILL CAPITAL PARTNERS, LLC, Its: Investment Manager

            /s/ John Cipriano
Name:  John Cipriano
Title:    Chief Operating Officer

CEDAR HILL CAPITAL PARTNERS OFFSHORE, LTD

By:      CEDAR HILL CAPITAL PARTNERS, LLC, Its: Investment manager

            /s/ John Cipriano
Name:  John Cipriano
Title:    Chief Operating Officer

AGREED TO AND ACCEPTED BY:

RAPTOR NETWORKS TECHNOLOGY, INC.

By:      /s/ Bob van Leyen
Name:   Bob van Leyen
Title:     Chief Financial Officer

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